Convertible Preferred Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Equity [Abstract]
Convertible Preferred Stock
9.	Convertible Preferred Stock

Convertible preferred stock as of December 31, 2019 consisted of the following (in thousands, except share amounts):

Convertible	Shares	Issued and		Aggregate Liquidation
Preferred Stock	Authorized	Outstanding	Carrying Value	Preference
Series A	1,714,963	1,534,885	$15,163	$15,215
Series A-1	1,082,501	1,082,501	1,888	1,073
Total	2,797,464	2,617,386	$17,051	$16,288

In May and June 2020, the Company issued an aggregate of 9,372,765 shares of its Series B convertible preferred stock at a purchase price of $9.12 per share for aggregate proceeds of $81.6 million, net of offering costs. The Company issued warrants to purchase 2,343,168 shares of its common stock, of which 688,067 were exercised concurrently with the shares of Series B convertible preferred stock issuance, for net proceeds of $55,000. In addition, the Company issued warrants to purchase 127,481 shares of its Series B convertible preferred stock at a purchase price of $9.12 per share. The Series B convertible preferred stock financing triggered the automatic conversion of the Company’s outstanding convertible promissory notes into 512,858 shares of Series B-1 convertible preferred stock based on a price of $7.752 per share (85% of the $9.12 original issuance price of the Series B convertible preferred stock).

In September 2020, upon the consummation of the Company’s IPO, all outstanding shares of convertible preferred stock converted into 12,503,009 shares of common stock.

10.	Convertible Preferred Stock

Convertible preferred stock as of December 31, 2018 and 2019 consisted of the following (in thousands, except share amounts):

Convertible	Shares	Shares Issued and	Carrying Value at December 31,		Aggregate Liquidation
Preferred Stock	Authorized	Outstanding	2018	2019	Preference
Series A	1,714,963	1,534,885	$15,163	$15,163	$15,215
Series A-1	1,082,501	1,082,501	1,888	1,888	1,073
Total	2,797,464	2,617,386	$17,051	$17,051	$16,288

The rights, preferences, and privileges of the Series A and Series A-1 convertible preferred stock (collectively, Preferred Stock) are as follows:

Dividends

The holders of shares of Series A and Series A-1 Preferred Stock are entitled to receive non-cumulative dividends and non-dividend distributions in preference to any dividend or non-dividend distribution on the common stock, when, and if declared by the Company’s board of directors.  Such dividend and non-dividend distribution preference survives until the holders of the Series A Preferred Stock and Series A-1 Preferred Stock have received a per share amount equal to: (a) in the case of dividends, 1.32 times the Series A Purchase Price or Series A-1 Purchase Price, as applicable, or (b) in the case of non-dividend distributions, the Series A Purchase Price or Series A-1 Purchase Price, as applicable.

Conversion

Preferred Stock will automatically convert into shares of common stock on a 1:1 basis upon the earlier to occur: (a) after the payment of the distribution preference to the holders of the Series A and Series A-1 Preferred Stock, and (b) upon the closing of a firmly underwritten public offering pursuant to an effective registration statement covering the offer and sale of common stock in which the gross proceeds to the Company are at least $50.0 million. The conversion ratio will be adjusted in the case of specified changes to the Company’s capitalization as a result of stock splits, combinations, common stock dividends and distributions, reclassifications, exchanges, substitutions, reorganizations, mergers or consolidations.

In addition to the automatic conversion, the holders of Series A and Series A-1 Preferred Stock have the right to convert such shares, at any time, into shares of common stock.  The initial conversion rate shall be 1:1, subject to any adjustments for stock splits, combinations, common stock dividends and distributions, reclassifications, exchanges, substitutions, reorganizations, mergers or consolidations.

Dividends and Distributions After Conversion

After such conversions, the holders of common stock (including the holders of common stock issued upon conversion of the Series A and Series A-1 Preferred Stock) are entitled to participate pro rata in any dividends or non-dividend distributions paid on the Common Stock, when, as and if declared by the board of directors.

Liquidation, Acquisition or Asset Sale

In the event of any liquidation or winding up of the Company, or upon an acquisition of the Company or the sale or other disposition of substantially all of the Company’s assets, the proceeds shall be paid first to the holders of the Series A and Series A-1 Preferred Stock equal to their purchase price, less any declared and paid dividends or non-dividend distributions.  Any remaining amounts shall be distributed to the holders of the common stock, Series A Preferred Stock and Series A-1 Preferred Stock on a pro rata basis.  The liquidation preference is less than the carrying value of the Series A-1 preferred stock as a portion of the carrying value originated from an $815,000 beneficial conversion feature recorded upon issuance of the underlying shares.

Voting

Each holder has one vote for each share of Series A or Series A-1 Preferred Stock.

Classification

Upon the occurrence of certain change in control events that are outside the Company’s control, including liquidation, sale or transfer of the Company, holders of the convertible preferred stock can effectively cause redemption for cash. As a result, the Company has classified the convertible preferred stock as mezzanine equity on the balance sheets as the stock is contingently redeemable. The Company has elected not to adjust the carrying values of the convertible preferred stock to the liquidation preferences of such shares because it is uncertain whether or when an event would occur that would obligate the Company to pay the liquidation preferences to holders of shares of convertible preferred stock. Subsequent adjustments to the carrying values to the liquidation preferences will be made only when it becomes probable that such a liquidation event will occur.